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                                                                    EXHIBIT 24.2

                    [LETTERHEAD OF MACKEY PRICE & WILLIAMS]

                                 March 2, 1998


        We hereby consent to the use of our name under the caption "Legal Matters" in the Prospectus forming part of the Registration Statement on Form S-3 of United Park City Mines Company and to the filing of the opinion included as Exhibit 5.1 to the Registration Statement.

                          /s/ Mackey Price & Williams